COMMUNITY CAPITAL TRUST
CCM Alternative Income Fund
(the “Fund”)

Supplement dated June 12, 2017
to the
Prospectus
dated October 1, 2016, as supplemented

The Board of Trustees of Community Capital Trust has approved the termination of Badge Investment Partners LLC (“Badge”) as a sub-adviser to the Fund, effective June 7, 2017. Effective upon the termination of Badge, Community Capital Management, Inc. (“CCM”), investment adviser to the Fund, will manage the portion of the Fund previously managed by Badge, and Andrew J. Cowen and Thomas R. Lott will become employees of CCM and continue to serve as portfolio managers to the Fund.

All references to Badge, the Sub-Advisor and the Sub-Advisory Agreement related to the Fund in the Prospectus are hereby deleted.

1. Effective June 7, 2017, the second paragraph under the section entitled “FUND SUMMARY — Principal Investment Strategies” on page 2 of the Prospectus is removed and replaced with the following:

The Fund’s goals are to seek to provide: (1) SEC 30-day yield (standardized yield) greater than 3-month Treasury bills plus 4%; (2) volatility (standard deviation) between 2% and 4%; and (3) correlation ranging from 0.0 to 0.5 to the bond market (as represented by the Barclays Aggregate Bond Index) and 0.0 to 0.5 to the equity market (as represented by the S&P 500 Index). There can be no assurances that the Fund will achieve any of these goals. These goals can be changed at any time without shareholder approval.

2. Effective June 7, 2017, the paragraph under the sections entitled “FUND SUMMARY – Investment Advisor and Sub-Advisor” and “FUND SUMMARY – Portfolio Managers” on page 10 of the Prospectus is replaced with:

INVESTMENT ADVISOR

Community Capital Management, Inc. (the “Advisor”) serves as the investment advisor to the Fund.

PORTFOLIO MANAGERS

Name	Portfolio Manager of the Fund Since	Title
Todd Cohen	Since Inception	Chief Executive Officer and Chief Investment Officer
David Sand	Since Inception	Chief Investment Strategist
Elliot Gilfarb	Since Inception	Senior Portfolio Manager
Andy Kaufmann	October 2015	Senior Portfolio Manager
Andrew J. Cowen	Since Inception	Portfolio Manager
Thomas R. Lott	Since Inception	Portfolio Manager

3. Effective June 7, 2017, the second paragraph under the section entitled “INVESTMENT ADVISOR AND SUB-ADVISOR on page 29 of the Prospectus is replaced with:

Andrew J. Cowen, has been a portfolio manager of the Fund since its inception. Mr. Cowen joined the Advisor in June 2017 as Portfolio Manager. From 2012-June 2017, Mr. Cowen was managing member, chief investment officer and chief compliance officer of Badge Investment Partners, LLC (“Badge”). Prior thereto, Mr. Cowen was an analyst at Raptor Group from 2010-2011 and a partner and principal at Tricadia Capital from 2005-2010. Thomas R. Lott has been a portfolio manager of the Fund since its inception. Mr. Lott joined the Advisor in June 2017 as Portfolio Manager. From 2012-June 2017, Mr. Lott served as managing member of Badge. Prior to joining the Badge, Mr. Lott served as Portfolio Manager and Director of Research for Gracie Capital from 2003-2010, and owner/manager of Interactive Financial from 2010-2012.

Please keep this Prospectus Supplement with your records.

COMMUNITY CAPITAL TRUST
CCM Alternative Income Fund
(the “Fund”)

Supplement dated June 12, 2017
to the
Statement of Additional Information (“SAI”)
dated October 1, 2016, as supplemented

The Board of Trustees of Community Capital Trust has approved the termination of Badge Investment Partners LLC (“Badge”) as a sub-adviser to the Fund, effective June 7, 2017. Effective upon the termination of Badge, Community Capital Management, Inc. (“CCM”), investment adviser to the Fund, will manage the portion of the Fund previously managed by Badge, and Andrew J. Cowen and Thomas R. Lott will become employees of CCM and continue to serve as portfolio managers to the Fund.

All references to Badge, the Sub-Advisor and the Sub-Advisory Agreement related to the Fund in the SAI are hereby deleted.

1. The information under the section entitled, “INVESTMENT ADVISOR AND SUB-ADVISOR – Portfolio Manager – Compensation” on page 38 of the SAI is replaced with:

Portfolio Manager – Compensation

 Todd Cohen is paid a salary and bonus based upon the percentage of the profitability of the Advisor. Each of David Sand, Elliot Gilfarb, Andy Kaufman is paid a fixed salary and is eligible for an annual bonus at the Advisor’s discretion, which is based upon the overall profitability of the Advisor and the individual’s performance. Andrew J. Cowen and Thomas R. Lott are paid based on a percentage of the profitability of the Advisor.

Please keep this SAI Supplement with your records.